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                                                                   Exhibit 10.22

                  TRANSFER, ASSIGNMENT AND ASSUMPTION AGREEMENT
                          AND THIRD AMENDMENT AGREEMENT

     This Transfer, Assignment and Assumption Agreement and Third Amendment Agreement (the "Agreement") is executed and entered into effective as of December 31, 1997 by and among Monitronics International, Inc., a Texas corporation (the "Company"), the holders (the "Security Holders") of certain obligations and securities of the Company whose names appear on the signature pages to this Agreement, and the Leaders (the "Lenders") to the Company under various loan agreements whose names appear on the signature pages to this Agreement.

                                    REC1TALS:

     WHEREAS, Austin Ventures V, L.P., a Delaware limited partnership ("Austin V"), owns 4,000,000 shares of Series B-1 Preferred Stock, $.01 par value per share, of the Company (the "B-1 Preferred Stock") and Common Stock Purchase Warrants (the "Preferred Warrants") to purchase 769,360 shares of Class A Common Stock, $.01 par value per share ("Class A Common Stock"), of the Company;

     WHEREAS, Austin V desires to transfer to Austin Ventures V Affiliates Fund, L.P., a Delaware limited partnership ("Affiliates Fund"), at cost, 190,476 shares of the B-1 Preferred Stock and Preferred Warrants to purchase 36,636 shares of Class A Common Stock (collectively, the "Securities"); and

     WHEREAS, Affiliates Fund desires to purchase such Securities;

     WHEREAS, Austin V is a party to various agreements, and the Securities are subject to various agreements, with the other parties to this Agreement and Affiliates Fund desires to assume the duties, obligations and responsibilities of Austin V under said various agreements as they relate to the Securities, and desires to have all benefits and rights in favor of or attributable to the Securities under said various agreements.

     WHEREAS, the Company entered into a Series B Preferred Stock and Warrant Purchase Agreement dated May 19, 1997 (the "Preferred Purchase Agreement") with Capital Resources Lenders II L.P., a Delaware limited partnership ("CRL II") and Austin V, pursuant to which the Company issued and sold to CRL II and Austin V
(i) an aggregate of 5,000,000 shares of B-1 Preferred Stock, including the 190,476 shares of B-1 Preferred Stock being transferred to Affiliates Fund, and
(ii) Preferred Warrants for the purchase (subject to adjustment as provided therein) of up to an aggregate of 961,700 shares of Class A Common Stock, including the right to purchase 36,636 shares of Class A Common Stock being transferred to Affiliates Fund, and

     WHEREAS, the Company and certain of the Security Holders are parties to the following agreements (collectively, the "Existing Security Holder Agreements"):
(i) Preferred Stock Subordination Agreement dated as of May 10, 1996, as amended by that certain Amendment Agreement dated as of November 22, 1996 by and among the Company and certain of the Security Holders (the "First Amendment Agreement") as further amended by that certain Second Amendment Agreement dated as of May 19, 1997 by and among the Company and certain of the Security Holders (the "Second Amendment Agreement") (as so amended, the "Preferred

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Subordination Agreement"), by and among the Company, CRL II, Austin Ventures
HI-A, L.P., a Delaware limited partnership ("Austin III-A"), and Austin Ventures III-B, L.P., a Delaware limited partnership ("Austin III-B" and together with Austin III-A "Austin III"); (ii) Stock Purchase Agreement, dated as of October 21, 1994, as amended by Amendment to Stock Purchase Agreement, dated November 10, 1994, Amendment No. 2 to Stock Purchase Agreement, dated May 10, 1996, the First Amendment Agreement, and the Second Amendment Agreement (as so amended, the "Stock Purchase Agreement"), by and among the Company and Austin Ventures;
(iii) Amended and Restated Shareholders Agreement, dated as of May 10, 1996, as amended by the First Amendment Agreement and by the Second Amendment Agreement (as so amended, the "Shareholders Agreement"), by and among the Company, Austin III, CRL II, Austin V, James R. Hull ("Hull") and Robert N. Sherman ("Sherman");
(iv) Amended and Restated Registration Agreement, dated as of May 10, 1996, as amended by the First Amendment Agreement and by the Second Amendment Agreement (as so amended, the "Registration Agreement"), among the Company, CRL II, Austin III and Austin V; (v) Amended and Restated Co-Sale Agreement, dated as of May 10, 1996, as amended by the First Amendment Agreement and by the Second Amendment Agreement (as so amended, the "Hull Co-Sale Agreement"), among the Company, CRL II Austin III, Austin V and Hull; (vi) Amended and Restated Co-Sale Agreement, dated May 10,1996, as amended by the First Amendment Agreement and by the Second Amendment Agreement (as so amended, the "Sherman Co-Sale Agreement") among the Company, CRL II, Austin III, Austin V and Sherman; and (vii) Amended and Restated Affiliate Registration Agreement, dated May 10, 1996, as amended by the First Amendment Agreement and by the Second Amendment Agreement (as so amended, the "Affiliate Registration Agreement"), between the Company and Hull;

     WHEREAS, the Company, CRL II and Austin III have previously entered into a Senior Subordinated Note and Warrant Purchase Agreement, dated as of May 10, 1996, as supplemented and modified by the Senior Subordinated Note and Warrant Purchase Agreement dated as of November 22, 1996 (the "Original Note Agreement"), pursuant to which the Company issued and sold to CRL II and Austin Ventures (i) 12.0% Senior Subordinated Notes, due June 30, 2003, in the original aggregate principal amount of $10,000,000 and (ii) Common Stock Purchase Warrants for the purchase (subject to adjustment as provided therein) of an aggregate of 467,201 shares of Class A Common Stock;

     WHEREAS, as a supplement to the Original Note Agreement, the Company entered into a new Senior Subordinated Note and Warrant Purchase Agreement dated May 19, 1997 (the "New Note and Warrant Agreement") with CRL II and Austin III, pursuant to which the Company issued and sold to CRL II (i) an additional 12.0% Senior Subordinated Note, due June 30, 2003, in the original aggregate principal amount of $2,000,000 (the "Additional Note") and (ii) additional Common Stock Purchase Warrants (the "Additional Warrants") for the purchase (subject to adjustment as provided therein) of up to an aggregate of 102,556 shares (the "Additional Warrant Shares") of Class A Common Stock;

     WHEREAS, the Company, the Lenders and the Security Holders are parties to the following agreements (collectively "Existing Affected Lender Agreements"):
(i) Amended and Restated Pledge Agreement, dated as of May 19, 1997 (the "Pledge Agreement"), and (ii)

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Amended and Restated Affiliate Subordination Agreement, dated as of May 19, 1997
(the "Subordination Agreement"); and

     WHEREAS, as a result of the transactions contemplated by the transfer of the Securities to Affiliates Fund, the parties hereto desire to amend the Existing Security Holder Agreements, Preferred Purchase Agreement, Preferred Warrants and Existing Affected Lender Agreements.

     NOW THEREFORE, in consideration of the premises and the agreements herein contained, and intending to be bound hereby, the parties hereby agree as follows:

1. Assignment. Assumption and Acknowledgment.

          (a) For good and valuable consideration in the aggregate amount of $190,842.36, the receipt of which is hereby acknowledged, Austin V hereby assigns arid transfers all its right, title and interest in the Securities, including any tights permitted to be transferred with respect to such Securities pursuant to the Existing Security Holder Agreements, the Preferred Purchase Agreement, the Preferred Warrant and the Existing Affected Lender Agreements, to Affiliates Fund effective as of the date of this Agreement (the "Effective Date").

          (b) Affiliates Fund hereby assumes all of the obligations and commitments of Austin V with respect to the Securities arising under the Existing Security Holder Agreements, the Preferred Purchase Agreement, the Preferred Warrants and the Existing Affected Lender Agreements accruing on or after the Effective Date.

          (c) The Company hereby acknowledges arid consents to the transfer of the Securities as set forth above and agrees to take all necessary action to reflect such transfer in its books and records. The Company further acknowledges that Affiliates Fund hereby agrees to be bound by the terms arid conditions of the Preferred Purchase Agreement and Preferred Warrants and to make the representations and warranties of Purchasers set forth therein, and that Affiliates Fund shall have the same rights with respect to such Securities as were granted to the original Purchasers of the Securities under the Preferred Purchase Agreement and Preferred Warrants.

          (d) Each of Austin V, Affiliates Fund, and the Company agrees to execute any further instruments or perform any such acts which are or may become reasonably necessary to carry out the intent of this Agreement, including, without limitation, execution of any documents required by the Preferred Purchase Agreement and Preferred Warrants to complete the foregoing transfers and the cancellation and reissuance of certificates representing such Securities.

          (e) Affiliates Fund hereby makes the representations and warranties of a Purchaser under the Preferred Purchase Agreement and Preferred Warrants with respect to the Securities.

2. Addition of Affiliates Fund as a party to Certain of the Existing Security Holder Agreements and Existing Affected Lender Agreements. The parties to this Agreement hereby consent to and approve of the addition of Affiliates Fund as a party to the Preferred Purchase Agreement, Preferred Warrants, Preferred Subordination Agreement, the Shareholders Agreement, the Registration Agreement, the Hull Co-Sale Agreement, the Sherman Co-Sale Agreement, the Pledge Agreement and the Subordination Agreement, and acknowledge and

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agree that Affiliates Fund shall be bound by all of the terms and conditions of such agreements, as amended hereby arid as from time to time in effect, and that such terms and conditions shall inure to the benefit of Affiliates Fund, in each case, to the extent applicable to Affiliates Fund with respect to the Securities or as the owner of the Securities.

3. Amendments to Existing Security Holder Agreements and Existing Affected Lender Agreements.

          (a) That all references to the terms "Purchasers" and "Austin Ventures" in the Shareholders Agreement shall be deemed to include Affiliates Fund (as such term is defined herein); provided, however, that the term "Purchasers" in the Shareholders Agreement shall not be deemed to include Affiliates Fund (as such term is defined herein) for purposes of the Recitals of the Shareholders Agreement.

          (b) That paragraph 4K of the Shareholders Agreement is hereby amended to add Affiliates Fund to the list of named "Pledgers" and to include the 190,476 shares of B-1 Preferred Stock as "Pledged Securities".

          (c) That the Pledge Agreement is amended to include Affiliate Fund as a "Pledgor" and the definition of "Pledged Stock" thereunder, as well as
Schedule I thereof, is amended to include the 190,476 shares of B-1 Preferred Stock transferred by Austin V to Affiliates Fund and that the number of shares of Pledged Stock appearing on Schedule I pledged by Austin V is reduced by the corresponding number of shares.

          (d) That the Subordination Agreement is amended to include Affiliates Fund as a "Subordinated Creditor" thereunder.

4. Miscellaneous.

          (a) Effect. Except as amended hereby, the Existing Security Holder Agreements, the Existing Affected Lender Agreements, the Preferred Purchase Agreement and the Preferred Warrants shall remain in full force and effect.

          (b) Return of Stock Certificate and Warrants. Austin V hereby requests that the Lenders deliver Certificate No. 1, representing 4,000,000 shares of B-1 Preferred Stock issued in the name of Austin V, to the Company so that the Company may issue two new certificates, one in the amount of 190,476 shares of B-1 Preferred Stock in the name of Affiliates Fund and the other for 3,809,524 shares of B-1 Preferred Stock issued in the name of Austin V. Austin V hereby appoints the Company as its agent to cause such transfer and reissuance of certificates to be accomplished. Austin V and Affiliates Fund hereby agree to execute and deliver to State Street Bank and Trust Company the forms of Stock Power of Attorney attached to this Agreement. State Street Bank and Trust Company, Austin V and Affiliates Fund hereby direct the Company to deliver the two new stock certificates directly to State Street Bank and Trust Company upon their issuance.

          (c) Austin V agrees to return the original Preferred Warrant to the Company with the Form of Assignment appropriately completed to cause the re-issuance of two Preferred Warrants by the Company, one issued to Affiliates Fund representing the right to purchase

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36,636 shares of Class A Common Stock, and the other issued to Austin V representing the right to purchase 732,724 shares of Class A Common Stock, whereupon the original Preferred Warrant representing the right to purchase 769,360 shares of Class A Common Stock shall be canceled by the Company.

          (d) Waivers. Each of the parties hereto waives (i) any right of first refusal to purchase any of the Securities or any right to object to the transfer of the Securities from Austin V to Affiliates Fund and (ii) the provisions of
Section 9B(i) of the Preferred Purchase Agreement.

          (e) Descriptive Headings. The descriptive headings in this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

          (f) Governing Law. The construction, validity and interpretation of this Agreement will be governed by and construed in accordance with the domestic laws of the State of Texas without giving effect to any choice of law or conflict of law provision or rule (whether of the State of' Texas or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Texas.

          (g) Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one arid the same instrument, and each of the parties hereto may execute this Agreement by signing any such counterpart.

     IN WITNESS WHEREOF, this Transfer, Assignment arid Assumption Agreement and Third Amendment Agreement has been executed by the parties hereto as of the day and year first above set forth.

                                      COMPANY:

                                      MONITRONICS INTERNATIONAL, INC.


                                      By: /s/ James R. Hull
                                          --------------------------------------
                                          James R. Hull,
                                          President

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                                      SECURITY HOLDERS:

                                      AUSTIN VENTURES III-A, L.P.


                                      By: AV Partners III, L.P.,
                                          Its General Partner


                                      By: /s/ Blaine F. Wesner
                                          --------------------------------------
                                          Blaine F. Wesner,
                                          Authorized Signatory


                                      AUSTIN VENTURES III-B, L.P.


                                      By: AV Partners III, L.P.
                                          Its General Partner


                                      By: /s/ Blaine F. Wesner
                                          --------------------------------------
                                          Blaine F. Wesner,
                                          Authorized Signatory


                                      AUSTIN VENTURES V, L.P.


                                      By: AV Partners VI, L.P.,
                                          Its General Partner


                                      By: /s/ Blaine F. Wesner
                                          --------------------------------------
                                          Blaine F. Wesner,
                                          General Partner


                                      AUSTIN VENTURES AFFILIATES FUND, L.P.


                                      By: AV Partners VI, L.P.
                                          Its General Partner


                                      By: /s/ Blaine F. Wesner
                                          --------------------------------------
                                          Blaine F. Wesner,
                                          General Partner

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                                      CAPITAL RESOURCE LENDERS II, L.P.


                                      By: Capital Resource Partners II, L.P.
                                          Its General Partner


                                      By: /s/ Fred C. Danforth
                                          --------------------------------------
                                          General Partner


                                      /s/ James R. Hull
                                      ------------------------------------------
                                      James R. Hull


                                      /s/ Robert N. Sherman
                                      ------------------------------------------
                                      Robert N. Sherman


                                      /s/ Michael Meyers
                                      ------------------------------------------
                                      Michael Meyers


                                      /s/ Stephen Hedrick
                                      ------------------------------------------
                                      Stephen Hedrick


                                      /s/ Michael Gregory
                                      ------------------------------------------
                                      Michael Gregory

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                                      LENDERS:

                                      CANADIAN IMPERIAL BANK OF COMMERCE, AS
                                      ADMINISTRATIVE AGENT


                                      By: /s/ Amy Kothari
                                          --------------------------------------
                                          Amy Kothari
                                          Executive Director
                                          CIBC Oppenheimer Corp., as Agent


                                      CIBC INC.
                                      AS LENDER


                                      By: /s/ Amy Kothari
                                          --------------------------------------
                                          Amy Kothari
                                          Executive Director
                                          CIBC Oppenheimer Corp., as Agent


                                      STATE STREET BANK AND TRUST COMPANY,
                                      INDIVIDUALLY AND AS DOCUMENTATION AGENT


                                      By: /s/ Gregory Spurr, III
                                          --------------------------------------
                                          Gregory Spurr, III
                                          Vice President


                                      HELLER FINANCIAL, INC.


                                      By: /s/ illegible signature
                                          --------------------------------------
                                          Brad Ament
                                          Vice President


                                      BANKBOSTON, N.A.


                                      By: /s/ Jeffrey G. Millman
                                          --------------------------------------
                                          Jeffrey G. Millman
                                          Vice President

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                             Stock Power of Attorney

     The undersigned assigns and transfer to State Street Bank and Trust Company, 190,476 shares of Class B Preferred Stock, Series B-1, $0.01 par value, of Monitronics International, Inc., a Texas corporation (the "Company"), standing in its name on the books of the Company and represented by certificate number ___, and irrevocably appoints ______________________ agent to transfer such shares on the books of the Company. The agent may substitute another to act for it.

Date:_____________________, 199__.

                                      AUSTIN VENTURES V AFFILIATES FUND, L.P.


                                      By: AV Partners, L.P.,
                                          Its General Partner


                                      By: ______________________________________
                                          Blaine F. Wesner,
                                          General Partner

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                             Stock Power of Attorney

     The undersigned assigns and transfer to State Street Bank and Trust Company, 3,809,524 shares of Class B Preferred Stock, Series B-1, $0.01 par value, of Monitronics International, Inc., a Texas corporation (the "Company"), standing in its name on the books of the Company and represented by certificate number ___, and irrevocably appoints _____________________ agent to transfer such shares on the books of the Company. The agent may substitute another to act for it.

Date:_____________________, 199__.

                                      AUSTIN VENTURES V, L.P.


                                      By: AV Partners, L.P.,
                                          Its General Partner


                                      By: ______________________________________
                                          Blaine F. Wesner,
                                          General Partner

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